EXHIBIT 10.11

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S CONSENT

We consent to the incorporation by reference in the Registration Statement of No. 333-194427 on Form S-8 of our report, which includes an explanatory paragraph as to the Company’s ability to continue as a going concern, dated November 12, 2013, with respect to our audit of the consolidated financial statements of Victory Energy Corporation as of and for the year ended December 31, 2012, appearing in this Annual Report on Form 10-K of Victory Energy Corporation for the year ended December 31, 2013.

/s/ Marcum llp

Marcum llp
Los Angeles
April XX, 2014